Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT AND JOINDER TO THE

RECEIVABLES SALE AGREEMENT

This FIRST AMENDMENT AND JOINDER TO THE RECEIVABLES SALE AGREEMENT (this “Amendment”), dated as of August 29, 2025, is entered into among the entities listed on the signature pages hereto as Joining Originators (each, a “Joining Originator”, and collectively, the “Joining Originators”), the entities listed on the signature pages hereto as Existing Originators (the “Existing Originators”, and together with the Joining Originators, collectively, the “Originators”), Nabors Industries, Inc., as initial Master Servicer and Nabors A.R.F., LLC (the “Buyer”). Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in (or by reference to) the Receivables Sale Agreement described below.

BACKGROUND

WHEREAS, the parties hereto (other than the Joining Originators) have entered into that certain Receivables Sale Agreement, dated as of September 13, 2019 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Sale Agreement”);

WHEREAS, each Joining Originator desires to become an “Originator” under the Receivables Sale Agreement;

WHEREAS, concurrently herewith, the Master Servicer, the Buyer, the Administrative Agent and the Purchasers are entering into that certain Fifth Amendment to the Receivables Purchase Agreement, dated as of the date hereof (the “RPA Amendment”); and

WHEREAS, the parties hereto desire to amend the Receivables Sale Agreement as set forth herein.

NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1. Amendments to the Receivables Sale Agreement. The Receivables Sale Agreement is hereby amended as follows:

(a)            With respect to the Joining Originators, each reference in the Receivables Sale Agreement to the “Closing Date” or “the date hereof” when applicable to such Joining Originator shall be deemed to be a reference to “August 29, 2025”.

(b)            With respect to the Joining Originators, each reference in the Receivables Sale Agreement to the “Cut-Off Date” when applicable to such Joining Originator shall be deemed to be a reference to “August 29, 2025”.

(c)            The Receivables Sale Agreement is hereby amended to incorporate the changes shown on the marked pages of the Receivables Sale Agreement attached hereto as Exhibit A.

SECTION 2. Joinder. Effective as of the date hereof, each Joining Originator hereby absolutely and unconditionally agrees to become a party to the Receivables Sale Agreement as an “Originator” thereunder and to be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the Receivables Sale Agreement. Upon effectiveness of this Amendment, each Joining Originator shall be an “Originator” for all purposes of the Receivables Sale Agreement and each of the other Transaction Documents. Each Joining Originator further acknowledges that it has received copies of the Receivables Sale Agreement and the other Transaction Documents. Each of the parties hereto hereby acknowledges and agrees that the provisions of this Amendment are in all material respects equivalent in form to the “Joinder Agreement” set forth as Exhibit C to the Receivables Sale Agreement and that all conditions precedent for the joinder of each Joining Originator as an “Originator” under Section 4.3 of the Receivables Sale Agreement have been satisfied or waived.

SECTION 3. Representations and Warranties. Each Originator, the Master Servicer and Buyer hereby represents and warrants as follows:

(a)            Representations and Warranties. The representations and warranties made by such Person in the Receivables Sale Agreement and each of the other Transaction Documents to which it is a party are true and correct in all material respects on and as of the date hereof as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date.

(b)            No Breach or Violation. The execution and delivery of this Amendment, the performance of the transactions contemplated by this Amendment, and the fulfillment of the terms of this Amendment by it will not (i) violate, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under its organizational documents or any indenture, sale agreement, credit agreement, loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument to which such Originator is a party or by which it or any of its property is bound, (ii) result in the creation or imposition of any Adverse Claim upon any of the Receivables or Related Rights pursuant to the terms of any such indenture, credit agreement, loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument, other than this Amendment and the other Transaction Documents or (iii) violate any applicable Law, which, in any of the foregoing cases, could reasonably be expected to have a Material Adverse Effect.

(c)            No Event of Termination. No Event of Termination, Purchase and Sale Termination Event, Unmatured Event of Termination or Unmatured Purchase and Sale Termination Event has occurred and is continuing, and no Event of Termination, Purchase and Sale Termination Event, Unmatured Event of Termination or Unmatured Purchase and Sale Termination Event would result from this Amendment.

(d)            Purchase and Sale Termination Date. The Purchase and Sale Termination Date has not occurred.

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SECTION 4. Effect of Amendment; Ratification. All provisions of the Receivables Sale Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Sale Agreement (or in any other Transaction Document) to “this Receivables Sale Agreement”, “this Agreement”, “hereof”, “herein”, and all references in any other Transaction Document to “the Receivables Sale Agreement”, “thereof”, “therein”, or in each case words of similar effect referring to the Receivables Sale Agreement shall be deemed to be references to the Receivables Sale Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Sale Agreement other than as set forth herein. The Receivables Sale Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof and concurrently with the effectiveness of the RPA Amendment, upon the Administrative Agent’s receipt of (i) counterparts to this Amendment, executed by each of the parties hereto, and (ii) a Subordinated Note in favor of each Joining Originator, executed by the Buyer.

SECTION 6. Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7. Authorization to File Financing Statement. Each of the parties hereto hereby authorize the Administrative Agent to file (at the expense of the Buyer) each of the UCC-1 financing statements attached in substantially the form of Exhibit B hereto.

SECTION 8. Further Assurances. Each of the Buyer and the Joining Originators hereby agrees to do, at the Joining Originators’ expense, all such things and execute all such documents and instruments as the Buyer or the Administrative Agent may reasonably consider necessary or desirable to give full effect to the transaction contemplated by this Amendment and the documents, instruments and agreements executed in connection herewith.

SECTION 9. Transaction Document. This Amendment shall be a “Transaction Document” for purposes of the Receivables Sale Agreement and each other Transaction Document.

SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by electronic means shall be equally effective as delivery of an originally executed counterpart.

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SECTION 11. GOVERNING LAW. THIS AMENDMENT INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF), EXCEPT TO THE EXTENT THAT THE PERFECTION OF A SECURITY INTEREST OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

SECTION 12. SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 13. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT

SECTION 14. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Sale Agreement or any provision hereof or thereof.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

NABORS A.R.F., LLC,
as Buyer

By:	/s/ Popin (Bob) Su
Name:	Popin (Bob) Su
Title:	Vice President - Treasury

NABORS INDUSTRIES, INC.,
as Master Servicer

By:	/s/ Popin (Bob) Su
Name:	Popin (Bob) Su
Title:	Vice President & Treasurer

NABORS ALASKA DRILLING, INC.,
as an Existing Originator

By:	/s/ Popin (Bob) Su
Name:	Popin (Bob) Su
Title:	Treasurer

NABORS DRILLING TECHNOLOGIES USA, INC.,
as an Existing Originator

By:	/s/ Michael Csizmadia
Name:	Michael Csizmadia
Title:	Senior Vice President, General Counsel, Chief Compliance Officer & Secretary

NABORS OFFSHORE CORPORATION,
as an Existing Originator

By:	/s/ Michael Csizmadia
Name:	Michael Csizmadia
Title:	Senior Vice President, General Counsel, Chief Compliance Officer & Secretary

S-1	First Amendment and Joinder to the
Receivables Sale Agreement

PARKER DRILLING ARCTIC OPERATING, LLC,
as a Joining Originator

By:	/s/ Popin (Bob) Su
Name:	Popin (Bob) Su
Title:	Vice President - Treasury

PARKER DRILLING OFFSHORE USA, L.L.C.,
as a Joining Originator

By:	/s/ Popin (Bob) Su
Name:	Popin (Bob) Su
Title:	Vice President - Treasury

QUAIL SERVICES, LLC,
as a Joining Originator

By:	/s/ Popin (Bob) Su
Name:	Popin (Bob) Su
Title:	Vice President - Treasury

S-2	First Amendment and Joinder to the
Receivables Sale Agreement

Acknowledged and Agreed to:

WELLS FARGO BANK, N.A.,
as Administrative Agent

By:	/s/ Chance Hausler
Name:	Chance Hausler
Title:	Executive Director

WELLS FARGO BANK, N.A.,
as a Purchaser

By:	/s/ Chance Hausler
Name:	Chance Hausler
Title:	Executive Director

S-3	First Amendment and Joinder to the
Receivables Sale Agreement

ARAB BANKING CORPORATION (B.S.C.) NEW YORK BRANCH,
as a Purchaser

By:	/s/ Gautier Strub
Name:	Gautier Strub
Title:	Senior Relationship Manager

By:	/s/ Rebecca Yu
Name:	Rebecca Yu
Title:	Head of Credit & Risk

S-4	First Amendment and Joinder to the
Receivables Sale Agreement

NOMURA CORPORATE FUNDING AMERICAS, LLC,
as a Purchaser

By:	/s/ Aarti Rao
	Name:	Aarti Rao
	Title:	Managing Director

S-5	First Amendment and Joinder to the
Receivables Sale Agreement

EXHIBIT A

AMENDMENTS TO RECEIVABLES SALE AGREEMENT

(Attached)

EXECUTION VERSION

EXHIBIT A TO FIRST AMENDMENT, DATED AS OF AUGUST 29, 2025

RECEIVABLES SALE AGREEMENT

Dated as of September 13, 2019

among

VARIOUS ENTITIES LISTED ON SCHEDULE I HERETO,

as Originators,

NABORS INDUSTRIES, INC.,

as Master Servicer,

and

NABORS A.R.F., LLC,

as Buyer

NABORS OFFSHORE CORPORATION, a Delaware corporation

By:
Name:
Title:

PARKER DRILLING ARCTIC OPERATING, LLC,
a Delaware limited liability company

By:
Name:
Title:

PARKER DRILLING OFFSHORE USA, L.L.C., an Oklahoma limited liability company

By:
Name:
Title:

QUAIL SERVICES, LLC,
a Nevada limited liability company

By:
Name:
Title:

S-2	Receivables Sale Agreement

Schedule I

LIST AND LOCATION OF EACH ORIGINATOR

[NOT INCLUDED]

Schedule I-1	Receivables Sale Agreement

Schedule II

LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

[NOT INCLUDED]

Schedule II-1	Receivables Sale Agreement

Schedule III

TRADE NAMES

[NOT INCLUDED]

Schedule III-1	Receivables Sale Agreement

Schedule IV

NOTICE ADDRESSES

[NOT INCLUDED]

Schedule IV-1	Receivables Sale Agreement

Schedule V

ACTIONS/SUITS

[NOT INCLUDED]

Schedule V-1	Receivables Sale Agreement

EXHIBIT B

UCC-1 FINANCING STATEMENTS

[NOT INCLUDED]